August 19, 2005




Dear Contract Holder:

Attached are the December 31, 2004 audited financial statements of Washington National Insurance Company and the May 1, 2005 Scudder Variable Series I Prospectus, file number 811-4257, as filed with the Securities and Exchange Commission on February 25, 2005.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The May 1, 2005 Scudder Variable Series I Prospectus is incorporated herein by reference.

                      Washington National Insurance Company

                       Consolidated Financial Statements:

         - as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and four months ended December 31, 2003 (Successor Company)

         - for the eight months ended August 31, 2003, and the year ended December 31, 2002 (Predecessor Company)

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder
Washington National Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and subsidiaries (Successor Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for the period ended December 31, 2004 and for the period from September 1, 2003 through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to certain business combination transactions as described more fully in Notes 1 and 4 to the consolidated financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Conseco, Inc. is the ultimate parent of Washington National Insurance Company. As discussed in Note 2 to the consolidated financial statements, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division confirmed Conseco, Inc.'s Sixth Amended Joint Plan of Reorganization (the "Plan") on September 9, 2003. The provisions of the Plan are described in detail in Note 2. The Plan was substantially consummated on September 10, 2003 and Conseco, Inc. emerged from bankruptcy. In connection with its emergence from bankruptcy, the Company adopted fresh start accounting as of August 31, 2003.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Indianapolis, Indiana
March 15, 2005

             Report of Independent Registered Public Accounting Firm




To the Board of Directors and Shareholder
Washington National Insurance Company

In our opinion, the accompanying consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the results of operations and cash flows of Washington National Insurance Company and subsidiaries (the Predecessor Company) for the period from January 1, 2003 through August 31, 2003, and for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to certain business combination transactions as described more fully in Notes 1 and 4 to the consolidated financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Conseco, Inc. is the ultimate parent of Washington National Insurance Company. As discussed in Note 2 to the consolidated financial statements, Conseco, Inc. filed a petition on December 17, 2002 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division for reorganization under the provisions of Chapter 11 of the Bankruptcy Code. Conseco, Inc.'s Sixth Amended Joint Plan of Reorganization (the "Plan") was substantially consummated on September 10, 2003 and Conseco, Inc. emerged from bankruptcy. In connection with the emergence from bankruptcy, the Company adopted fresh start accounting as of August 31, 2003.

As discussed in Note 3 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" in 2002.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Indianapolis, Indiana
March 10, 2004

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2004 and 2003
                              (Dollars in millions)


                                     ASSETS


                                                                                                          Successor
                                                                                                     -------------------
                                                                                                     2004        2003(a)
                                                                                                     ----        ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2004 - $8,657.9; 2003 - $8,684.3)........................................................   $ 8,910.2    $ 8,840.2
    Equity securities at fair value (amortized cost: 2004 - $15.1; 2003 - $20.8)................        17.9         22.0
    Preferred stock of affiliates at fair value.................................................        59.5        169.3
    Mortgage loans..............................................................................       531.3        618.7
    Policy loans................................................................................       387.1        442.5
    Trading securities..........................................................................       587.2        592.7
    Other invested assets ......................................................................       105.5        164.7
                                                                                                   ---------    ---------

          Total investments.....................................................................    10,598.7     10,850.1


Cash and cash equivalents.......................................................................       408.2        630.3
Accrued investment income.......................................................................       144.5        141.4
Value of policies in force at the Effective Date................................................       877.0        988.7
Cost of policies produced.......................................................................        34.3         11.1
Reinsurance receivables.........................................................................       433.5        378.5
Goodwill  ......................................................................................         -          106.8
Other intangible assets.........................................................................         -            9.8
Income tax assets...............................................................................       152.1         25.6
Assets held in separate accounts................................................................        32.9         37.7
Other assets....................................................................................       193.7        204.9
                                                                                                   ---------    ---------

          Total assets..........................................................................   $12,874.9    $13,384.9
                                                                                                   =========    =========

----------

(a) Restated to give retroactive effect for a business combination transaction. See notes 1 and 4 to the consolidated financial statements.









                            (continued on next page)



                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                     CONSOLIDATED BALANCE SHEET (Continued)
                           December 31, 2004 and 2003
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                                         Successor
                                                                                                    -------------------
                                                                                                     2004        2003(a)
                                                                                                     ----        ----
Liabilities:
    Insurance liabilities.....................................................................    $10,729.2     $11,268.8
    Liabilities related to separate accounts..................................................         32.9          37.7
    Investment borrowings.....................................................................        310.7         291.2
    Surplus debenture payable to parent.......................................................          -            50.0
    Other liabilities.........................................................................        136.0         235.5
                                                                                                  ---------     ---------

          Total liabilities...................................................................     11,208.8      11,883.2
                                                                                                  ---------     ---------

Commitments and contingencies

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding)............................      1,540.3       1,400.0
    Accumulated other comprehensive income....................................................        165.7         144.7
    Accumulated deficit.......................................................................        (39.9)        (43.0)
                                                                                                  ---------     ---------

          Total shareholder's equity..........................................................      1,666.1       1,501.7
                                                                                                  ---------     ---------

          Total liabilities and shareholder's equity..........................................    $12,874.9     $13,384.9
                                                                                                  =========     =========

----------

(a) Restated to give retroactive effect for a business combination transaction. See notes 1 and 4 to the consolidated financial statements.



















                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
                              (Dollars in millions)


                                                                       Successor                    Predecessor
                                                            ----------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                            December 31,    December 31,    August 31,      December 31,
                                                                2004           2003(a)        2003(a)        2002(a)
                                                                ----           ----           ----           ----
Revenues:
   Insurance policy income.................................  $  751.4        $  264.4       $   638.4        $ 1,172.2
   Net investment income...................................     610.8           250.1           506.0            778.3
   Net realized investment gains (losses)..................      51.0             6.6            (4.6)          (384.7)
   Other ..................................................      15.3             4.3             9.7             16.3
                                                             --------        --------       ---------        ---------

       Total revenues......................................   1,428.5           525.4         1,149.5          1,582.1
                                                             --------        --------       ---------        ---------

Benefits and expenses:
   Insurance policy benefits...............................     895.7           332.7           547.5          1,060.9
   Amortization ...........................................     129.2            53.9           153.8            566.2
   Other operating costs and expenses......................     251.6            96.8           175.3            384.7
   Reorganization items....................................        -               -          1,332.1              -
                                                             --------        --------       ---------        ---------

       Total benefits and expenses.........................   1,276.5           483.4         2,208.7          2,011.8
                                                             --------        --------       ---------        ---------

       Income (loss) before income taxes and cumulative
         effect of accounting change.......................     152.0            42.0        (1,059.2)          (429.7)

Income tax expense (benefit):
   Tax expense (benefit) on period income..................      41.9            15.0           (28.1)           (18.6)
   Valuation allowance for deferred tax asset..............        -              -               -               49.8
                                                             --------        --------       ---------        ---------

       Income (loss) before cumulative effect of
         accounting change.................................     110.1            27.0        (1,031.1)          (460.9)

Cumulative effect of accounting change.....................        -               -               -          (1,630.6)
                                                             --------        --------       ---------        ---------

       Net income (loss)...................................  $  110.1        $   27.0       $(1,031.1)       $(2,091.5)
                                                             ========        ========       =========        =========

----------

(a) Restated to give retroactive effect for a business combination transaction. See notes 1 and 4 to the consolidated financial statements.










                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY(a)
                              (Dollars in millions)

                                                                        Common stock    Accumulated other
                                                                       and additional     comprehensive     Retained earnings
                                                               Total   paid-in capital    income (loss)   (accumulated deficit)
                                                               -----   ---------------    -------------    --------------------
Predecessor balance, December 31, 2001....................   $4,105.8        $3,145.5        $(143.1)           $ 1,103.4

Comprehensive loss, net of tax:
   Net loss...............................................   (2,091.5)            -              -               (2,091.5)
   Change in unrealized appreciation (depreciation) of
     investments (net of applicable income tax expense
     of $125.3)...........................................      225.5             -            225.5                  -
                                                             --------

         Total comprehensive loss.........................   (1,866.0)

   Capital contribution...................................      336.2           336.2            -                    -

   Dividends on common stock..............................     (158.0)            -              -                 (158.0)
                                                             --------        --------        -------            ---------

Predecessor balance, December 31, 2002....................    2,418.0         3,481.7           82.4             (1,146.1)

Comprehensive loss, net of tax:
   Net loss...............................................   (1,031.1)            -              -               (1,031.1)
   Change in unrealized appreciation (depreciation)
     of investments (net of applicable
     income tax benefit of nil)...........................      (15.5)            -            (15.5)                 -
                                                             --------

         Total comprehensive loss.........................   (1,046.6)

   Capital contribution...................................       28.6            28.6            -                    -
                                                             --------        --------        -------            ----------

Predecessor balance, August 31, 2003......................    1,400.0         3,510.3           66.9             (2,177.2)

Fresh start adjustments...................................         -         (2,110.3)         (66.9)             2,177.2
                                                             --------        --------        -------            ---------

Successor balance, August 31, 2003........................    1,400.0         1,400.0            -                    -

Comprehensive income, net of tax:
   Net income.............................................       27.0             -              -                   27.0
   Change in unrealized appreciation (depreciation)
     of investments (net of applicable
     income tax expense of $44.7).........................      144.7             -            144.7                  -
                                                             --------

         Total comprehensive income.......................      171.7

   Dividends on common stock..............................      (70.0)            -              -                  (70.0)
                                                             --------        --------        -------            ---------

Successor balance, December 31, 2003......................    1,501.7         1,400.0          144.7                (43.0)

Comprehensive income, net of tax:
   Net income.............................................      110.1             -              -                  110.1
   Change in unrealized appreciation
     of investments (net of applicable
     income tax expense of $11.2).........................       21.0             -             21.0                  -
                                                             --------

         Total comprehensive income.......................      131.1

   Capital contribution...................................       50.0            50.0

   Reduction of deferred income tax valuation allowance...       90.3            90.3

   Dividends on common stock..............................     (107.0)            -              -                 (107.0)
                                                             --------        --------        -------            ---------

Successor balance, December 31, 2004......................   $1,666.1        $1,540.3        $ 165.7            $   (39.9)
                                                             ========        ========        =======            =========

----------

(a) Amounts presented through December 31, 2003 have been restated to give retroactive effect for a business combination transaction. See notes 1 and 4 to the consolidated financial statements.


                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                              (Dollars in millions)


                                                                       Successor                    Predecessor
                                                             ---------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                             December 31,    December 31,    August 31,      December 31,
                                                                2004           2003(a)        2003(a)         2002(a)
                                                                ----           ----           ----            ----
Cash flows from operating activities:
   Net income (loss)....................................    $   110.1       $    27.0       $(1,031.1)      $(2,091.5)
     Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
       Amortization and depreciation....................        145.1            60.2           167.8           590.6
       Income taxes.....................................         68.9           109.8            (5.8)           53.8
       Insurance liabilities............................         27.5            30.5          (220.7)         (244.5)
       Accrual and amortization of investment income....        128.1            31.6            37.1           122.1
       Cumulative effect of accounting change...........          -               -               -           1,630.6
       Deferral of policy acquisition costs.............        (27.8)          (14.3)          (40.8)         (130.7)
       Net (gains) losses from sales of investments.....        (51.0)           (6.6)            4.6           384.7
       Reorganization items.............................          -               -           1,332.1             -
       Other............................................        (57.7)            4.7             (.6)         (101.1)
                                                            ---------       ---------       ---------       ---------

           Net cash provided by operating activities....        343.2           242.9           242.6           214.0
                                                            ---------       ---------       ---------       ---------

Cash flows from investing activities:
   Sales of investments.................................      7,228.4         2,444.0         1,974.8         7,591.5
   Maturities and redemptions...........................      1,002.3           564.6           928.5           797.5
   Purchases of investments.............................     (8,025.2)       (2,866.2)       (2,115.5)       (6,602.2)
   Other................................................        (42.9)           (3.7)          (34.3)          (65.3)
                                                            ---------       ---------       ---------       ---------

           Net cash provided by investing activities....        162.6           138.7           753.5         1,721.5
                                                            ---------       ---------       ---------       ---------

Cash flows from financing activities:
   Capital contribution.................................          -               -              28.6            65.0
   Deposits to insurance liabilities....................        662.8           211.9           528.5           983.5
   Investment borrowings................................         19.5            (9.0)         (100.2)         (797.3)
   Withdrawals from insurance liabilities...............     (1,320.2)         (449.0)       (1,478.9)       (2,722.2)
   Dividends paid on common stock.......................        (90.0)          (52.3)          (45.0)         (113.0)
                                                            ---------       ---------       ---------       ---------

           Net cash used by financing activities........       (727.9)         (298.4)       (1,067.0)       (2,584.0)
                                                            ---------       ---------       ---------       ---------

           Net increase (decrease) in cash and
              cash equivalents..........................       (222.1)           83.2           (70.9)         (648.5)

Cash and cash equivalents, beginning of period..........        630.3           547.1           618.0         1,266.5
                                                            ---------       ---------       ---------       ---------

Cash and cash equivalents, end of period................    $   408.2       $   630.3       $   547.1       $   618.0
                                                            =========       =========       =========       =========

----------

(a) Restated to give retroactive effect for a business combination transaction. See notes 1 and 4 to the consolidated financial statements.

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

1.   BASIS OF PRESENTATION

     Washington National Insurance Company ("Washington National") and its wholly owned subsidiaries, Conseco Insurance Company ("CIC") and Conseco Life Insurance Company ("Conseco Life") (collectively "we" or the "Company") are life insurance companies domiciled in Illinois, Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation ("Conseco"). Conseco is a financial services holding company with subsidiaries operating throughout the United States.

     The consolidated financial statements include the following companies:

     - Washington National;

     - Conseco Life;

     - Bankers National Life Insurance Company ("BNL", an indirect wholly owned subsidiary of Conseco) which was merged into the Company effective October 1, 2004;

     - CIC (formerly Conseco Annuity Assurance Company prior to its name change in March 2004), an indirect wholly owned subsidiary of Conseco, whom Conseco contributed 100 percent of the outstanding common stock to the Company on December 26, 2003; and

     - Pioneer Life Insurance Company ("Pioneer Life", an indirect wholly owned subsidiary of Conseco) which was merged into the Company on July 1, 2003. The consolidated financial statements also include Pioneer Life's wholly owned subsidiary, Conseco Medical Insurance Company, and prior to its sale in the second quarter of 2002, its wholly owned subsidiary, Manhattan National Life Insurance Company.

     The mergers and contributions described above were accounted for similar to a pooling of interests because all of the companies are under common control of Conseco. Therefore, the assets and liabilities of each company have been combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been restated for all periods presented as if the companies had always been combined. Intercompany transactions among the consolidated companies have been eliminated in consolidation.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

2.   FRESH START REPORTING

     On December 17, 2002, Conseco's predecessor, Conseco, Inc., an Indiana corporation ("Old Conseco", the Company's former ultimate parent), CIHC, Inc. ("CIHC", a wholly owned subsidiary of Old Conseco) and certain of their subsidiaries (collectively referred to as the "Debtors") excluding the Company, filed petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court"). Effective September 10, 2003 (the "Effective Date"), the Debtors emerged from bankruptcy protection under the Sixth Amended Joint Plan of Reorganization, which was confirmed pursuant to an order of the Bankruptcy Court on September 9, 2003 (the "Plan").

     In accordance with Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code," ("SOP 90-7"), the Company, as a subsidiary of Conseco, adopted fresh start accounting on the Effective Date. However, due to the proximity of such date to the August month end, for accounting convenience purposes, the effects of fresh start accounting were reported as if they occurred on August 31, 2003.

     References in the financial statements to "Predecessor" refer to the Company prior to August 31, 2003. References to "Successor" refer to the Company on and after August 31, 2003, after giving effect to the implementation of fresh start accounting.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Under fresh start accounting, a new reporting entity is considered to be created and the Company is required to revalue its assets and liabilities at current estimated fair values, re-establish shareholder's equity at the reorganization value pursuant to the Plan, and record the excess of the reorganization value over specific tangible or identified intangible assets as goodwill. As a result, the Company's financial statements for periods following August 31, 2003, are not comparable to those prepared before that date. In addition, all accounting standards that were required to be adopted in the financial statements within twelve months following the adoption of fresh start accounting were adopted as of August 31, 2003. The following table presents the adjustments made to the Predecessor's consolidated balance sheet to reflect the change in capital structure and the fair values of assets and liabilities as of August 31, 2003 (dollars in millions):

                                                                                                     Fresh
                                                                                 Predecessor         start       Successor
                                                                              balance sheet(a)    adjustments   balance sheet
                                                                              ----------------    -----------   -------------
Assets:
    Investments .............................................................      $11,709.6     $  (896.8) (b)  $10,812.8
    Cash and cash equivalents................................................          547.0           -             547.0
    Accrued investment income................................................          206.9         (54.6) (d)      152.3
    Value of policies in force at the Effective Date.........................            -         1,072.7  (c)    1,072.7
    Cost of policies purchased...............................................          580.1        (580.1) (c)        -
    Cost of policies produced................................................          660.1        (660.1) (c)        -
    Reinsurance receivables..................................................          377.0           4.0  (d)      381.0
    Goodwill.................................................................            -           235.5  (d)      235.5
    Other intangible assets..................................................            -             9.9  (d)        9.9
    Income tax assets........................................................           51.2           -              51.2
    Assets held in separate accounts.........................................           37.8           -              37.8
    Other assets.............................................................          290.0           4.9  (d)      294.9
                                                                                   ---------     ---------       ---------

         Total assets........................................................      $14,459.7     $  (864.6)      $13,595.1
                                                                                   =========     =========       =========

Liabilities:
    Insurance liabilities and liabilities related to separate accounts.......      $11,007.9     $   507.4  (e)  $11,515.3
    Other liabilities........................................................          369.5         (39.9) (d)      329.6
    Investment borrowings....................................................          300.2           -             300.2
    Surplus debenture payable to parent......................................           50.0           -              50.0
                                                                                   ---------     ---------       ---------

         Total liabilities .................................................        11,727.6         467.5        12,195.1
                                                                                   ---------     ---------       ---------

Shareholder's equity:
    Common stock and additional paid-in capital..............................        3,510.3      (2,110.3)        1,400.0
    Accumulated deficit......................................................         (845.1)        845.1             -
    Accumulated other comprehensive income...................................           66.9         (66.9)            -
                                                                                   ---------     ---------       ---------

         Total shareholder's equity..........................................        2,732.1      (1,332.1)        1,400.0
                                                                                   ---------     ---------       ---------

Total liabilities and shareholder's equity...................................      $14,459.7     $  (864.6)      $13,595.1
                                                                                   =========     =========       =========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

-----------------

     (a) Predecessor balance sheet as of August 31, 2003, prior to the fresh start adjustments.

     (b) The balances of our mortgage loans, policy loans, other invested assets and preferred stock of affiliates were adjusted to market value at the Effective Date. In addition, the cost basis of our actively managed fixed maturities was increased to the market value at the Effective Date.

     (c) The Company's historical cost of policies purchased and cost of policies produced were eliminated and replaced with the value of policies in force at the Effective Date. The value of policies in force reflected the estimated fair value of the right to receive future cash flows from the policies in force on the Effective Date.

         The value of policies in force was determined using a discount rate of 12 percent, which was the rate of return that management (with assistance from a consulting actuarial firm) believed would be required by a purchaser of the business based on conditions existing as of the Effective Date. In determining such rate of return, the following factors, among others, were considered:

            o The magnitude of the risks associated with each of the actuarial assumptions used in determining the expected cash flows;

            o Market rates of interest applicable to an acquisition of the business;

            o The perceived likelihood of changes in insurance regulations and tax laws;

            o   The complexity of the business; and

            o   Prices paid for similar blocks of business.

     (d) Assets and liabilities were adjusted to reflect their estimated fair market values. The portion of the reorganization value that could not be attributed to specific tangible or identified intangible assets was recorded as goodwill.

     (e) The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals and lapses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. Many factors can affect these reserves, such as economic conditions, inflation, hospital and pharmaceutical costs, changes in doctrines of legal liability and extra contractual damage awards. The fresh-start balance was based on the Company's best estimate (with assistance from a consulting actuarial firm) of the future performance of this business, given recent and expected future changes in experience. Adjustments to the Predecessor's insurance liabilities are further discussed in the note to the consolidated financial statements entitled "Insurance Liabilities".

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Investments

     We classify our fixed maturity securities into three categories: (i) "actively managed" (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); (ii) "trading" (which we carry at estimated fair value with changes in such value recognized as trading income); and (iii) "held to maturity" (which we carry at amortized cost). We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

     At August 31, 2003, we established trading security accounts which are designed to act as hedges for embedded derivatives related to our equity-indexed annuity products and certain modified coinsurance agreements. See the caption entitled "Accounting for Derivatives" for further discussion regarding embedded derivatives and trading accounts. In addition, the trading account includes the investments backing the market strategies of our multibucket annuity products. The change in market value of these securities is substantially offset by the change in insurance policy benefits for these products. Our trading securities totaled $587.2 million and $592.7 million at December 31, 2004 and 2003, respectively. The change in the market value of these securities is recognized currently in investment income.

     Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations.

     Preferred stock of affiliates are carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at current unpaid principal balances.

     Other invested assets include: (i) Standard & Poor's 500 Index Call Options ("S&P 500 Call Options"); and (ii) certain non-traditional investments. We carry the S&P 500 Call Options at estimated fair value as further described below under "Accounting for Derivatives". Non-traditional investments include investments in certain limited partnerships, which we account for using the equity method, and promissory notes, which are accounted for using the cost method.

     We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. When we conclude there is a decline in a security's fair value that is other than temporary, we treat it as a realized investment loss and reduce our cost basis of the security to its fair value.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the separate account assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Value of Policies Inforce at the Effective Date

     Upon the implementation of fresh start accounting, we eliminated the historical balances of the Predecessor's cost of policies purchased and cost of policies produced as of August 31, 2003, and replaced them with the value of policies inforce as of the Effective Date, which is the estimated value of the right to receive future cash flows from contracts existing at August 31, 2003. We determined the value of the policies inforce as of the Effective Date using a discount rate of 12 percent, which is described in the note entitled "Fresh Start Reporting". We defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as described below for the cost of policies produced.

     As of December 31, 2004, the Company expects to amortize the balance of the value of policies inforce at the Effective Date as follows: 13 percent in 2005, 11 percent in 2006, 10 percent in 2007, 9 percent in 2008 and 7 percent in 2009.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business subsequent to August 31, 2003 are referred to as cost of policies produced. For universal life or investment products, we amortize these costs using the interest rate credited to the underlying policies in relation to the established gross profits. For other products, we amortize these costs using the projected investment earnings rate in relation to future anticipated premium revenue.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We included the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

     We regularly evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Goodwill

     Pursuant to SOP 90-7, any reduction of the deferred income tax valuation allowance established at the emergence date is accounted for as a reduction of goodwill until goodwill is eliminated. As further described in the note entitled "Income Taxes", the reduction of our deferred income tax valuation allowance resulted in the elimination of our goodwill in 2004.

     The goodwill recognized upon our emergence from bankruptcy resulted from the revaluation of our balance sheet accounts. We revalued our assets and liabilities to current estimated fair value and established our capital accounts at the reorganization value determined in connection with the Plan. We recorded goodwill of $235.5 million representing the excess of the reorganization value over specific tangible or identified intangible assets. The goodwill balance was not amortized pursuant to current accounting rules (which became effective January 1, 2002).

     The changes in goodwill were as follows (dollars in millions):

                                                                                  Successor
                                                                       --------------------------------
                                                                           Year             Four months
                                                                           ended               ended
                                                                       December 31,        December 31,
                                                                           2004                2003
                                                                           ----                ----
Goodwill balance, beginning of period................................      $ 106.8           $ 235.5
Recognition of tax valuation reserve established at the
     Effective Date..................................................       (106.8)           (128.7)
                                                                           -------           -------

Goodwill balance, end of period......................................      $   -             $ 106.8
                                                                           =======           =======

     Reorganization Items

     The reorganization items for the eight months ended August 31, 2003, represent the net impact from the implementation of fresh start accounting, as shown in the note entitled "Fresh Start Reporting."

     Other Intangible Assets

     Pursuant to SOP 90-7, the reduction of the deferred income tax valuation allowance established at the emergence date is first accounted for as a reduction of goodwill, and second as a reduction of other intangible assets. As further described in the note entitled "Income Taxes", the reduction of a portion of our deferred income tax valuation allowance resulted in the elimination of our other intangible assets in 2004.

     The other intangible assets identified at the emergence date were valued with assistance from a consulting valuation firm. In accordance with SFAS 142, other intangible assets with indefinite lives were not amortized and other intangible assets with finite useful lives were amortized over their estimated useful lives. We amortized the value of our independent agency force over 15 years using the straight line method.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following summarizes other identifiable intangible assets as of December 31, 2004 and 2003 (dollars in millions):

                                                                                     Successor
                                                                                   --------------
                                                                                   2004      2003
                                                                                   ----      ----

       Indefinite lived other intangible assets:
          State licenses and charters.........................................     $6.7       $6.7
                                                                                   ----       ----

              Total indefinite lived other intangible assets..................      6.7        6.7
                                                                                   ----       ----

       Finite lived other intangible assets:
          Independent agency force............................................      3.2        3.2
          Less accumulated amortization.......................................      (.3)       (.1)
                                                                                   ----       ----

              Total finite lived other intangible assets......................      2.9        3.1
                                                                                   ----       ----

       Reduction of deferred income tax valuation allowance...................     (9.6)        -
                                                                                   ----       ----

              Total other intangible assets...................................     $ -        $9.8
                                                                                   ====       ====

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     For investment and universal life-type contracts that do not involve significant mortality or morbidity risk, the amounts collected from policyholders are considered deposits and are not included in revenue. Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances. Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as revenues when due from the policyholders.

     We establish liabilities for investment and universal life-type products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period. Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement. The options attributed to the policyholder related to our equity-indexed annuity products are accounted for as embedded derivatives as described in the section of this note entitled "Accounting for Derivatives".

     We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using morbidity and mortality tables in general use in the United States, which are modified to reflect the Company's actual experience when appropriate. These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy. Liabilities for future policy benefits are computed on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company's best estimate of such assumptions on the fresh-start date). Once established, assumptions on these products are generally not changed. We make an additional provision to allow for potential adverse deviation for some of our assumptions.

     We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

     Reinsurance

     In the normal course of business, we seek to limit our exposure on any single insured or to certain groups of policies by

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. In each case, the Company is contingently liable for claims reinsured if the assuming company is unable to pay. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $117.8 million in 2004; $42.8 million in the four months ended December 31, 2003; $88.7 million in the eight months ended August 31, 2003; and $160.7 million in 2002. The cost of reinsurance ceded from transactions with affiliates of the Company were not significant in 2004, the eight months ended August 31, 2003 or the four months ended December 31, 2003 and was approximately $13.2 million in 2002. We deduct this cost from insurance policy income. Reinsurance recoveries netted against insurance policy benefits totaled $143.1 million in 2004; $49.0 million in the four months ended December 31, 2003; $105.9 million in the eight months ended August 31, 2003; and $183.3 million in 2002.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $159.2 million in 2004; $63.6 million in the four months ended December 31, 2003; $124.7 million in the eight months ended August 31, 2003; and $142.1 million in 2002. Reinsurance premiums assumed from transactions with affiliates of the Company were $116.7 million in 2004; $40.7 million in the four months ended December 31, 2003; $86.3 million in the eight months ended August 31, 2003; and $96.3 million in 2002.

     At December 31, 2004 and 2003, approximately 12 percent and 15 percent, respectively, of our total reinsurance recoverables were from subsidiaries of Conseco.

     See "Accounting for Derivatives" for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards. The net deferred tax assets totaled $494.1 million at December 31, 2004. In evaluating our deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of our deferred income tax assets depends upon generating future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and net operating loss carryforwards expire. We evaluate the realizability of our deferred income tax assets and assess the need for a valuation allowance on an ongoing basis. Based upon information existing at the Effective Date, we established a valuation allowance equal to our entire balance of net deferred income tax assets because, at that time, the realization of such net deferred income tax assets in future periods was uncertain. As of December 31, 2004, we no longer believed that a full valuation allowance was necessary. However, as further discussed in the note entitled "Income Taxes", we believed that it was necessary to have a valuation allowance on a portion of our deferred tax assets. This determination was made by evaluating each component of the deferred tax assets and assessing the effects of limitations or issues on such component's ability to be fully recognized in the future.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateralized borrowings, whereby the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are substantially the same as the securities sold (rather than being the same security). Such borrowings averaged $330.0 million during 2004; $297.5 million during the four months ended December 31, 2003; and $392.1 million during the eight months ended August 31, 2003. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on such borrowings were 1.5 percent during 2004; 1.6 percent during the four months ended December 31, 2003; and 1.8 percent during the eight months ended August 31, 2003. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2004). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in accordance with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities during the periods presented. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the value of policies inforce at the Effective Date, certain investments, assets and liabilities related to income taxes, goodwill, insurance liabilities, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

     Accounting for Derivatives

     Our equity-indexed annuity products provide a guaranteed base rate of return and a higher potential return linked to the performance of the Standard & Poor's 500 Index ("S&P 500 Index") based on a percentage (the "participation rate") over an annual period. At the beginning of each policy year, a new index period begins. We are able to change the participation rate at the beginning of each index period, subject to contractual minimums. We buy S&P 500 Call Options in an effort to hedge potential increases to policyholder benefits resulting from increases in the S&P 500 Index to which the product's return is linked. We include the cost of the S&P 500 Call Options in the pricing of these products. Policyholder account balances for these annuities fluctuate in relation to changes in the values of these options. We reflect changes in the estimated market value of these options in net investment income. Option costs that are attributable to benefits provided were $37.7 million during 2004; $16.2 million during the four months ended December 31, 2003; $45.8 million during the eight months ended August 31, 2003; and $82.3 million during 2002. These costs are included in investment income. Net investment income (loss) related to equity-indexed products before this expense was $48.8 million in 2004; $51.8 million in the four months ended December 31, 2003; $71.1 million in the eight months ended August 31, 2003; and $(3.4) million in 2002. These amounts were substantially offset by the corresponding charge to insurance policy benefits. The estimated fair value of the S&P 500 Call Options was $41.7 million and $101.0 million at December 31, 2004 and 2003, respectively. We classify these instruments as other invested assets.

     The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 138"). We record the changes in the fair values of the embedded derivatives in current earnings as a component of insurance policy benefits. The fair value of these derivatives, which are included in insurance liabilities, was $196.9 million and $175.7 million at December 31, 2004 and 2003, respectively. We have transferred a specific block of investments, with values equal to the balance of these liabilities, to our trading securities account, which is carried at estimated fair value with changes in such value

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

recognized as investment income. The change in value of these trading securities should largely offset the portion of the change in the value of the embedded derivative that is caused by interest rate fluctuations.

     If the counterparties for the derivatives we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2004, all of such counterparties were rated "A" or higher by Standard & Poor's Corporation ("S&P").

     The FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36") in April 2003. DIG B36 addresses specific circumstances under which bifurcation of an instrument into a host contract and an embedded derivative is required. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to a modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. We implemented this guidance on August 31, 2003, in conjunction with our adoption of fresh start accounting. We have determined that certain of our reinsurance payable balances contain embedded derivatives. Such derivatives had an estimated fair value of $7.3 million and $6.1 million at December 31, 2004 and 2003, respectively. We record the change in the fair value of these derivatives as a component of investment income. We have transferred the specific block of investments related to these agreements to our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities should largely offset the change in value of the embedded derivatives.

     Multibucket Annuity Product

     The Company's multibucket annuity is a fixed annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized currently in investment income which is substantially offset by the change in insurance policy benefits for these products.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and, for fixed maturity securities, the maturity of the investment being priced.

     Preferred stock of affiliates. The issuers, which are subsidiaries of Conseco, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates such redemption amounts.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on discounted future expected cash flows or independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate carrying values.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The estimated fair values of our financial instruments at December 31, 2004 and 2003, were as follows (dollars in millions):

                                                                                                Successor
                                                                              ------------------------------------------
                                                                                       2004                   2003
                                                                              --------------------    ------------------
                                                                               Carrying      Fair     Carrying     Fair
                                                                                Amount       Value     Amount      Value
                                                                                ------       -----     ------      -----
Financial assets:
   Actively managed fixed maturities.......................................    $8,910.2   $8,910.2    $8,840.2   $8,840.2
   Equity securities.......................................................        17.9       17.9        22.0       22.0
   Preferred stock of affiliates...........................................        59.5       59.5       169.3      169.3
   Mortgage loans..........................................................       531.3      557.2       618.7      638.2
   Policy loans............................................................       387.1      387.1       442.5      442.5
   Trading securities......................................................       587.2      587.2       592.7      592.7
   Other invested assets...................................................       105.5      105.5       164.7      164.7
   Cash and cash equivalents...............................................       408.2      408.2       630.3      630.3

Financial liabilities:
   Insurance liabilities for interest-sensitive products (a)...............     8,008.7    8,008.7     8,627.0    8,627.0
   Investment borrowings...................................................       310.7      310.7       291.2      291.2


--------------------
(a) The estimated fair value of the insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2004 and 2003. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

     Predecessor's Cumulative Effect of Accounting Change

     The FASB issued Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142") in June 2001. Under the new rule, intangible assets with an indefinite life are no longer amortized in periods subsequent to December 31, 2001, but are subject to annual impairment tests (or more frequently under certain circumstances), effective January 1, 2002. The Company determined that all of its goodwill had an indefinite life and was therefore subject to the new rules. The Company adopted SFAS 142 on January 1, 2002.

     Pursuant to the transitional rules of SFAS 142, we completed an initial two-step impairment test as of January 1, 2002, which resulted in a cumulative effect of accounting change for goodwill impairment of $1,630.6 million. The significant factors used to determine the amount of the initial impairment included analyses of industry market valuations, historical and projected performance of our insurance segment, discounted cash flow analyses and the market value of our capital. The valuation utilized the best available information, including assumptions and projections we considered reasonable and supportable. The assumptions we used to determine the discounted cash flows involved significant judgments regarding the best estimates of future premiums, expected mortality and morbidity, interest earned and credited rates, persistency and expenses. The discount rate used was based on an analysis of the weighted average cost of capital for several insurance companies and considered the specific risk factors related to Conseco. Under SFAS 142, quoted market prices in active markets are the best evidence of fair value and should be used when available.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in the Predecessor's goodwill for the eight months ended August 31, 2003 and the year ended December 31, 2002, were as follows (dollars in millions):

                                                                                           Predecessor
                                                                               --------------------------------
                                                                               Eight months           Year
                                                                                 ended               ended
                                                                                August 31,         December 31,
                                                                                   2003                2002
                                                                                   ----                ----
Goodwill balance, beginning of period.......................................      $  -             $ 1,630.6
Cumulative effect of accounting change......................................         -              (1,630.6)
                                                                                  -----            ---------

Goodwill balance, end of period.............................................      $  -             $     -
                                                                                  =====            =========

     Recently Issued Accounting Standards

     The FASB issued Statement of Financial Accounting Standards No. 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29" ("SFAS 153") in December 2004. SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

     The FASB issued FASB Staff Position ("FSP") FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" ("FSP FAS 106-2") in May 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. FSP FAS 106-2 superseded FSP FAS 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003". The adoption of FSP FAS 106-2 did not have a significant impact on our consolidated financial statements.

     In March 2004, the Emerging Issues Task Force issued Emerging Issues Task Force Topic No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 provides additional guidance for determining whether an impairment of an investment is other than temporary. EITF 03-01 also includes guidance for accounting for an investment subsequent to an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Certain guidance in EITF 03-01 was effective for the quarter ended September 30, 2004. The guidance effective for the quarter ended September 30, 2004 did not significantly change our procedures for evaluating impairments, although additional disclosures have been added to the notes to the consolidated financial statements. The FASB is currently considering additional guidance, which we will evaluate when finalized.

     The FASB's Derivative Implementation Group issued DIG B36 in April 2003. DIG B36 addresses specific circumstances under which bifurcation of an instrument into a host contract and an embedded derivative is required. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to a modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. We implemented this guidance on August 31, 2003, in conjunction with our adoption of fresh start accounting. See the note entitled "Accounting for Derivatives" for a discussion of the impact of implementing this guidance.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The FASB issued Statement of Financial Accounting Standards No. 149 "Amendment of SFAS No. 133 on Derivative Instruments and Hedging Activities" ("SFAS 149") in April 2003. SFAS 149 amended and clarified accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." Except for certain implementation guidance included in SFAS 149 which was already effective, the new guidance was effective for: (i) contracts entered into or modified after June 30, 2003; and (ii) hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's consolidated financial statements.

     The Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01") in July 2003. SOP 03-01 provides guidance on several insurance company disclosure and accounting matters including the appropriate accounting for: (i) separate accounts; (ii) additional interest (for example, persistency bonus) accruing to the investment contract holder; (iii) the liability for contracts where the amounts assessed against the contract holder each period are expected to result in profits in earlier years and losses in subsequent years; (iv) potential benefits to annuity holders in addition to their account balance; (v) sales inducements to contract holders; and (vi) other provisions. As a result of fresh start accounting, we were required to revalue our insurance liabilities and record them at estimated fair market value at the Effective Date. In calculating such value, we followed the guidance of SOP 03-01. In addition, we changed the way we classify the costs related to sales inducements in accordance with the new guidance. However, such change was not material. Our reserve for persistency bonus benefits was $303.1 million and $272.7 million at December 31, 2004 and 2003, respectively.

     In January 2003, the FASB issued FIN 46, which required expanded disclosures for and, in some cases, consolidation of significant investments in variable interest entities ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest, or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Under FIN 46, a company is required to consolidate a VIE if it is the primary beneficiary of the VIE. FIN 46 defines primary beneficiary as the party which will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual returns, or both. The Company has investments in various types of VIEs. However, the Company is not the primary beneficiary of the VIEs and, therefore, the consolidation and disclosure requirements of FIN 46 are not applicable for these investments.

     The FASB issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("SFAS 145") in April 2002. Under previous guidance all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS 145 also amends previous guidance to require certain lease modifications that have economic effects similar to sale-leaseback transactions to be accounted for in the same manner as sale-leaseback transactions. The Company adopted SFAS 145 on January 1, 2003. The initial adoption of SFAS 145 did not have an impact on the Company's consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

4.   MERGER

     Effective October 1, 2004, BNL was merged with Washington National, with Washington National being the surviving corporation. As described in note 1, the consolidated financial statements include the assets and liabilities of BNL and the results of operations, changes in shareholder's equity and cash flows as if the companies had always been combined. The impact of the merger on certain balances reflected in the consolidated financial statements was as follows (dollars in millions):

                                                                                 Amount
                                                                                prior to                    Reported
                                                                                 merger           BNL        amount
                                                                                 ------           ---        ------
Successor - As of December 31, 2003
Actively managed fixed maturities...........................................   $ 8,289.4     $   550.8      $  8,840.2
Total investments...........................................................    10,245.3         604.8        10,850.1
Value of policies in force at the Effective Date............................       931.2          57.5           988.7
Cost of policies produced...................................................        11.1           -              11.1
Reinsurance receivables.....................................................       374.5           4.0           378.5
Total assets................................................................    12,639.4         745.5        13,384.9
Insurance liabilities.......................................................    10,537.1         731.7        11,268.8
Total liabilities...........................................................    11,131.5         751.7        11,883.2
Total shareholder's equity..................................................     1,507.9          (6.2)        1,501.7

Successor - Four months ended December 31, 2003
Insurance policy income.....................................................       255.0           9.4           264.4
Net investment income (loss)................................................       239.0          11.1           250.1
Total revenues..............................................................       501.2          24.2           525.4
Insurance policy benefits...................................................       320.3          12.4           332.7
Amortization................................................................        52.6           1.3            53.9
Total benefits and expenses.................................................       465.9          17.5           483.4
Income before income taxes..................................................        35.3           6.7            42.0

Predecessor - Eight months ended August 31, 2003
Insurance policy income.....................................................       620.0          18.4           638.4
Net investment income.......................................................       481.4          24.6           506.0
Total revenues..............................................................     1,111.2          38.3         1,149.5
Insurance policy benefits...................................................       515.8          31.7           547.5
Amortization................................................................       151.0           2.8           153.8
Total benefits and expenses.................................................     1,058.5       1,150.2 (a)     2,208.7
Income (loss) before income taxes...........................................        52.7      (1,111.9)       (1,059.2)

Predecessor - Year ended December 31, 2002
Insurance policy income....................................................      1,141.0          31.2         1,172.2
Net investment income......................................................        737.3          41.0           778.3
Total revenues.............................................................      1,512.4          69.7         1,582.1
Insurance policy benefits..................................................        998.5          62.4         1,060.9
Amortization...............................................................        562.2           4.0           566.2
Total benefits and expenses................................................      1,931.7          80.1         2,011.8
Loss before income taxes and
   cumulative effect of accounting change..................................       (419.3)        (10.4)         (429.7)

------------

(a) Such amount includes $1,106.5 million of reorganization items representing the net impact from the implementation of fresh start accounting.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

5.   INVESTMENTS

     At December 31, 2004, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows (dollars in millions):

                                                                                             Successor
                                                                          ------------------------------------------------
                                                                                          Gross       Gross      Estimated
                                                                          Amortized    unrealized  unrealized      fair
                                                                            cost          gains      losses        value
                                                                            ----          -----      ------        -----
Investment grade:
   Corporate securities................................................   $5,282.9        $200.3       $ 8.0     $5,475.2
   United States Treasury securities and obligations of
     United States government corporations and agencies................      586.5           5.8         1.3        591.0
   States and political subdivisions...................................      231.6           5.1         1.7        235.0
   Debt securities issued by foreign governments.......................       73.8           3.1          .1         76.8
   Structured securities ..............................................    2,165.4          30.7         4.1      2,192.0
Below-investment grade (primarily corporate securities)................      317.7          23.5         1.0        340.2
                                                                          --------        ------       -----     --------

     Total actively managed fixed maturities...........................   $8,657.9        $268.5       $16.2     $8,910.2
                                                                          ========        ======       =====     ========


Equity securities......................................................   $   15.1        $  2.8       $ -       $   17.9
                                                                          ========        ======       =====     ========

Preferred stock of affiliates..........................................   $   42.7        $ 16.8       $ -       $   59.5
                                                                          ========        ======       =====     ========

     At December 31, 2003, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows (dollars in millions):

                                                                                             Successor
                                                                          ------------------------------------------------
                                                                                          Gross       Gross      Estimated
                                                                          Amortized    unrealized   unrealized     fair
                                                                            cost          gains       losses       value
                                                                            ----          -----       ------       -----
Investment grade:
   Corporate securities................................................    $5,212.4      $122.8       $ 7.1      $5,328.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................       393.1         4.0          .1         397.0
   States and political subdivisions...................................       190.4         1.9          .9         191.4
   Debt securities issued by foreign governments.......................        53.6         1.1         -            54.7
   Structured securities ..............................................     2,504.0        22.8         6.8       2,520.0
Below-investment grade (primarily corporate securities)................       330.8        18.7          .5         349.0
                                                                           --------      ------       -----      --------

     Total actively managed fixed maturities...........................    $8,684.3      $171.3       $15.4      $8,840.2
                                                                           ========      ======       =====      ========

Equity securities......................................................    $   20.8      $  1.2       $ -        $   22.0
                                                                           ========      ======       =====      ========

Preferred stock of affiliates..........................................    $  104.5      $ 64.8       $ -        $  169.3
                                                                           ========      ======       =====      ========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     At December 31, 2004, the amortized cost of the Company's below-investment grade fixed maturity securities was $317.7 million, or 3.7 percent of the Company's fixed maturity portfolio. The estimated fair value of our below-investment grade securities was $340.2 million, or 107 percent of the amortized cost. The value of these securities varies based on the economic terms of the securities, structural considerations and the creditworthiness of the issuer of the securities.

     Below-investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater for below-investment grade securities. Below-investment grade securities are generally unsecured and are often subordinated to other creditors of the issuer. Also, issuers of below-investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by issuer and/or guarantor and by industry.

     The following table summarizes the carrying values of our actively managed fixed maturity securities by industry category as of December 31, 2004 (dollars in millions):

                                                                                                              Percent of
                                                                                           Carrying value  fixed maturities
                                                                                           --------------  ----------------
   Structured securities................................................................       $2,194.3           24.6%
   Services.............................................................................        1,273.9           14.3
   Manufacturing........................................................................          978.3           11.0
   Bank and finance.....................................................................          919.5           10.3
   Utilities............................................................................          604.9            6.8
   U.S. Government......................................................................          591.0            6.6
   Communications.......................................................................          485.9            5.5
   Agriculture, forestry and mining.....................................................          329.4            3.7
   Asset-backed securities..............................................................          323.8            3.6
   Transportation.......................................................................          271.7            3.1
   Retail and wholesale.................................................................          267.8            3.0
   States and political subdivisions....................................................          235.0            2.7
   Other................................................................................          434.7            4.8
                                                                                               --------          -----

      Total fixed maturity securities...................................................       $8,910.2          100.0%
                                                                                               ========          =====

     Accumulated other comprehensive income, a component of shareholder's equity, represents the net effect of unrealized appreciation on our investments. The amounts included in this balance as of December 31, 2004 and 2003, were as follows (dollars in millions):

                                                                                                       Successor
                                                                                                -----------------------
                                                                                                2004               2003
                                                                                                ----               ----
Net unrealized appreciation on investments...............................................      $273.1             $222.8
Adjustment to value of policies inforce at the Effective Date............................       (51.5)             (33.4)
Deferred income tax liability............................................................       (55.9)             (44.7)
                                                                                               ------             ------

       Accumulated other comprehensive income............................................      $165.7             $144.7
                                                                                               ======             ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2004, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions).

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
Due in one year or less........................................................................    $   50.8      $   50.8
Due after one year through five years..........................................................       758.2         768.8
Due after five years through ten years.........................................................     2,867.7       2,944.3
Due after ten years............................................................................     2,814.1       2,952.0
                                                                                                   --------      --------

     Subtotal..................................................................................     6,490.8       6,715.9

Structured securities (a)......................................................................     2,167.1       2,194.3
                                                                                                   --------      --------

        Total actively managed fixed maturities ...............................................    $8,657.9      $8,910.2
                                                                                                   ========      ========

------------------

(a) Includes below-investment grade structured securities with an amortized cost and estimated fair value of $1.7 million and $2.3 million, respectively.

     Net investment income consisted of the following (dollars in millions):

                                                                       Successor                   Predecessor
                                                            ----------------------------   ----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                            December 31,    December 31,    August 31,      December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
Actively managed fixed maturity securities.............        $507.0           $173.2         $402.1          $751.2
Trading income related to policyholder and
   reinsurer accounts..................................          10.4             10.8            -               -
Equity securities......................................           1.9               .5            1.8             7.7
Preferred stock of affiliates..........................           7.6              3.1           11.3            15.3
Mortgage loans.........................................          49.9             19.1           39.8            63.9
Policy loans...........................................          23.7              9.6           20.7            29.3
Change in value of S&P Call Options related
   to equity-indexed products..........................          11.1             35.6           25.3           (85.7)
Other invested assets..................................           5.6              1.4            9.0              .1
Cash and cash equivalents..............................           6.5              1.9            5.4            12.5
                                                               ------           ------         ------          ------

   Gross investment income.............................         623.7            255.2          515.4           794.3
Less investment expenses...............................          12.9              5.1            9.4            16.0
                                                               ------           ------         ------          ------

     Net investment income.............................        $610.8           $250.1         $506.0          $778.3
                                                               ======           ======         ======          ======

     The carrying value of fixed maturity investments and mortgage loans not accruing investment income totaled $6.0 million, $27.1 million and $132.3 million at December 31, 2004, 2003 and 2002, respectively.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Net realized investment gains (losses) were included in revenue as follows (dollars in millions):

                                                                        Successor                       Predecessor
                                                            ----------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                            December 31,    December 31,    August 31,      December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
Fixed maturities:
   Gross gains............................................        $47.8         $20.1         $ 84.0          $ 144.7
   Gross losses...........................................        (18.4)        (11.5)         (41.3)          (132.8)
   Other than temporary decline in fair value.............         (2.1)         (3.2)         (28.9)          (305.2)
                                                                  -----         -----         ------          -------

       Net realized investment gains (losses) from
         fixed maturities.................................         27.3           5.4           13.8           (293.3)

Equity securities.........................................         23.6            .1           (1.1)            (6.0)
Other than temporary decline in fair value of equity
   securities and other invested assets...................         (3.8)          (.2)           (.6)           (85.0)
Other.....................................................          3.9           1.3          (16.7)             (.4)
                                                                  -----         -----         ------          -------

     Net realized investment gains (losses)...............        $51.0         $ 6.6         $ (4.6)         $(384.7)
                                                                  =====         =====         ======          =======

     Investments with Other-Than-Temporary Losses

     During 2004, we recorded writedowns of fixed maturity investments, equity securities and other invested assets totaling $5.9 million, which included a loss of $1.5 million related to an issuer in the airline industry rated Caa/CCC-. Although this investment is in a major airline, this company remains highly leveraged and the entire industry is currently facing a difficult operating environment including rising fuel prices. Accordingly, we concluded that the decline in fair value was other than temporary. In addition to the specific investment discussed above, we recorded $4.4 million of writedowns related to various other investments, of which no single issuer exceeded $1.4 million.

     Recognition of Losses

     We regularly evaluate all of our investments for possible impairment based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Our assessment of whether unrealized losses are "other than temporary" requires significant judgment. Factors considered include: (i) the extent to which market value is less than the cost basis; (ii) the length of time that the market value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates; (iv) the near-term prospects for improvement in the issuer and/or its industry; (v) our view of the investment's rating and whether the investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery; and (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which our investment may be affected by changes in such values.

     When a decline in value is determined to be other than temporary and the cost basis of the security is written down to fair value, we review the circumstances of that particular investment in relation to other investments in our portfolio. If similar circumstances exist with respect to other investments, those investments are also written down to fair value. Future events may occur, or additional or updated information may become available, which may necessitate future realized losses of securities in our portfolio. Significant losses in the carrying value of our investments could have a material adverse effect on our earnings in future periods.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table sets forth the amortized cost and estimated fair value of those actively managed fixed maturities with unrealized losses at December 31, 2004, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions).

                                                                                                            Estimated
                                                                                             Amortized        fair
                                                                                               cost           value
                                                                                             ---------      ----------
Due in one year or less...................................................................    $   27.5       $   27.4
Due after one year through five years.....................................................       250.1          247.9
Due after five years through ten years....................................................       345.9          342.3
Due after ten years.......................................................................       372.5          366.3
                                                                                              --------       --------

   Subtotal...............................................................................       996.0          983.9

Structured securities.....................................................................       381.7          377.6
                                                                                              --------       --------

   Total..................................................................................    $1,377.7       $1,361.5
                                                                                              ========       ========

     At December 31, 2004, we had no investments in fixed maturities rated below-investment grade or classified as equity-type securities in an unrealized loss position exceeding 20 percent of the cost basis.

     Our investment strategy is to maximize, over a sustained period and within acceptable parameters of risk, investment income and total investment return through active investment management. Accordingly, we may sell securities at a gain or a loss to enhance the total return of the portfolio as market opportunities change or to better match certain characteristics of our investment portfolio with the corresponding characteristics of our insurance liabilities. While we have both the ability and intent to hold securities with unrealized losses until they mature or recover in value, we may sell securities at a loss in the future because of actual or expected changes in our view of the particular investment, its industry, its type or the general investment environment. As described in the note to our consolidated financial statements entitled "Recently Issued Accounting Standards", certain guidance related to determining when an impairment of an investment is other than temporary is being considered by the Emerging Issues Task Force. Depending on the ultimate guidance issued, including guidance regarding management's assertion about intent and ability to hold actively managed fixed maturities for a period of time sufficient to allow for any anticipated recovery, the Company's practice of selling securities at a loss could result in a requirement to report unrealized losses in a different manner, including reflecting unrealized losses in the income statement as other-than-temporary impairments.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2004 (dollars in millions):

                                             Less than 12 months       12 months or greater              Total
                                           ----------------------     ---------------------       -----------------
                                           Fair        Unrealized     Fair       Unrealized       Fair   Unrealized
     Description of securities             value         losses       value        losses         value    losses
     -------------------------             -----         ------       -----        ------         -----    ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies......  $  130.3        $ (1.1)      $ 2.4        $ (.2)      $  132.7     $ (1.3)

     States and political subdivisions.      62.2          (1.0)       14.5          (.7)          76.7       (1.7)

     Debt securities issued by
        foreign governments............       5.5           (.1)        -             -              5.5        (.1)

     Corporate securities..............     750.4          (8.5)       18.6          (.5)          769.0       (9.0)

     Structured securities.............     359.8          (3.7)       17.8          (.4)          377.6       (4.1)
                                         --------        ------       -----        -----        --------     ------

     Total actively managed
        fixed maturities...............  $1,308.2        $(14.4)      $53.3        $(1.8)       $1,361.5     $(16.2)
                                         ========        ======       =====        =====        ========     ======

     We implemented fresh start reporting on August 31, 2003, in accordance with SOP 90-7, which required us to revalue our actively managed fixed maturities to current estimated fair value. Accordingly, as of December 31, 2003, none of the actively managed fixed maturities, with gross unrealized losses of $15.4 million, had been in a continuous unrealized loss position for 12 months or greater.

     Based on management's current assessment of investments with unrealized losses at December 31, 2004, the Company believes the issuers of the securities will continue to meet their obligations (or with respect to equity-type securities, the investment value will recover to its cost basis). The Company has no current plans to sell these securities and has the ability to hold them to maturity. If the Company concludes in future periods that the unrealized loss is other than temporary, a charge to earnings would be recognized.

     Mortgage Loans

     At December 31, 2004, the mortgage loan balance was primarily comprised of commercial loans. Approximately 12.9 percent, 7.8 percent, 6.9 percent and 5.4 percent of the mortgage loan balance were on properties located in Ohio, Florida, Pennsylvania and Maine, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Our allowance for loss on mortgage loans was $1.6 million at December 31, 2004. At December 31, 2003, we had no allowance for losses on mortgage loans (mortgage loans were recorded at market values at August 31, 2003, in conjunction with our adoption of fresh start accounting). Noncurrent mortgage loans were insignificant at December 31, 2004.

     Other Investment Disclosures

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $80.3 million and $64.0 million at December 31, 2004 and 2003, respectively.

     The Company had one investment in excess of 10 percent of shareholder's equity at December 31, 2004 and and no investments in excess of 10 percent of shareholder's equity at December 31, 2003 (other than investments issued or

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

guaranteed by the United States government or a United States government agency). At December 31, 2004, the Company had investments in the Federal Home Loan Mortgage Corporation with an amortized cost and estimated fair value of $288.8 million and $290.9 million, respectively.

6.   INSURANCE LIABILITIES

     These liabilities consisted of the following (dollars in millions):

                                                                                                         Successor
                                                                                    Interest   -----------------------------
                                                         Withdrawal    Mortality      rate     December 31,     December 31,
                                                         assumption   assumption   assumption      2004            2003
                                                         ----------   ----------   ----------      ----            ----
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)       $ 4,612.4      $ 5,031.9
       Universal life-type contracts...................      N/A          N/A          N/A         3,396.3        3,595.1
                                                                                                 ---------      ---------


         Total interest-sensitive products.............                                            8,008.7        8,627.0
                                                                                                 ---------      ---------

     Traditional products:
       Traditional life insurance contracts............    Company
                                                         experience       (a)          5%          1,095.9        1,084.7
       Limited-payment annuities.......................    Company
                                                         experience,
                                                       if applicable      (b)          5%            661.6          599.3

       Individual and group accident and health........    Company      Company
                                                         experience   experience       5%            495.5          534.4
                                                                                                 ---------      ---------

         Total traditional products....................                                            2,253.0        2,218.4
                                                                                                 ---------      ---------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           467.5          423.4
                                                                                                 ---------      ---------

         Total.........................................                                          $10,729.2      $11,268.8
                                                                                                 =========      =========

-------------
(a)  Principally modifications of the 1965 - 70 Basic Tables.
(b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
(c) In 2004 and 2003, all of this liability represented account balances where future benefits are not guaranteed.

     The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     In accordance with SOP 90-7, the Successor valued insurance liabilities and recorded an asset for the value of policies inforce at the Effective Date using current assumptions as of August 31, 2003. These adjustments to the Predecessor's insurance liabilities were as follows as of August 31, 2003 (dollars in millions):

                                                                          Predecessor      Fresh start         Successor
                                                                         balance sheet     adjustments       balance sheet
                                                                         -------------     -----------       -------------
Insurance liabilities:
    Traditional and limited payment products:
       Traditional life insurance products ..............................   $   903.2          $141.1         $ 1,044.3
       Limited pay annuities.............................................       563.2           108.5             671.7
       Individual and group accident and health .........................       423.4           109.9             533.3
                                                                            ---------          ------         ---------

          Total liabilities for traditional and limited payment products.     1,889.8           359.5           2,249.3
                                                                            ---------          ------         ---------

    Interest-sensitive products:
       Investment contracts .............................................     4,992.0           158.5           5,150.5
       Universal life-type products .....................................     3,662.4           (10.7)          3,651.7
                                                                            ---------          ------         ---------

          Total liabilities for interest-sensitive products..............     8,654.4           147.8           8,802.2
                                                                            ---------          ------         ---------

    Other insurance liabilities:
       Separate accounts.................................................        37.8             -                37.8
       Claims payable and other policyholder funds ......................       425.9              .1             426.0
                                                                            ---------          ------         ---------

          Total other insurance liabilities..............................       463.7              .1             463.8
                                                                            ---------          ------         ---------

Total insurance liabilities..............................................   $11,007.9          $507.4         $11,515.3
                                                                            =========          ======         =========

     The following describes the fresh-start adjustments related to our insurance inforce at the Effective Date.

     Traditional insurance and limited pay products

     In accordance with Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" and Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"), the Predecessor used the original actuarial assumptions determined when traditional long-duration and limited payment insurance contracts were issued in determining liability calculations through the fresh start date, provided the resulting liabilities were adequate to provide for future benefits and expenses under the related contracts. This accounting principle is referred to as the "lock in" principle and is only applicable to traditional insurance and limited pay products. The use of assumptions that are locked in at the time of issue means that, absent loss recognition, the same assumptions are used in accounting for a particular block of business unless the block is subject to purchase or fresh start accounting.

     At the Effective Date, the Successor established insurance liabilities at the present value of future benefits and expenses associated with the policies, by using current best-estimate assumptions with provisions for adverse deviation. Such assumptions include estimates as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. The current best-estimate assumptions for these blocks of business differed from the original actuarial assumptions determined when the business was acquired or issued as further described in the following paragraphs.

     Due to the current interest rate environment and the requirement to mark the value of the investment portfolio to market, we changed our assumptions related to future investment earnings. The weighted average expected yield on our investment portfolio decreased to approximately 5.6 percent at the Effective Date from 6.7 percent at December 31, 2002.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Approximately $.2 billion of the fresh-start increase to insurance liabilities was the result of changes in future expected investment earnings.

     Interest-sensitive products subject to requirements of SFAS 97

     The insurance liability for asset accumulation products (such as deferred annuities and universal life products) is generally equal to current policyholder account balances. These balances generally do not change as a result of the adoption of fresh start accounting. The fresh-start adjustment to insurance liabilities for interest-sensitive products primarily results from:
(i) the adoption of SOP 03-01 as of the Effective Date; and (ii) certain Predecessor insurance liabilities that were different from the present value of estimated future benefits as of August 31, 2003.

     The adoption of SOP 03-01 as of the Effective Date required a change in methodology regarding persistency bonuses provided to policyholders who continue to keep their policies inforce for a stated period of time. The Predecessor recognized the cost of this benefit over the period prior to the time the benefit is credited in proportion to estimated gross profits and assumed a certain number of policies would terminate before the benefit was credited. Under SOP 03-01, the cost for such benefits is recognized ratably over the period prior to the time the benefit is credited without assuming policy terminations. Insurance liabilities increased by approximately $.1 billion as a result of the adoption of SOP 03-01.

     In addition, the insurance liabilities for certain Predecessor insurance liabilities were different than the present value of estimated future benefits as of the Effective Date.

     The Predecessor had previously established an insurance liability related to certain business, to recognize the future loss expected to be recognized for the former practice of reducing the cost of insurance charges to amounts below the level permitted under the provisions of the policy. The Predecessor amortized this liability into income in proportion to estimated gross profits on the business, consistent with SFAS 97 requirements for unearned revenues. The Predecessor had previously decided to discontinue the practice of providing this nonguaranteed benefit. Accordingly, the remaining insurance liability established for this benefit was no longer required at August 31, 2003, resulting in a $.1 billion reduction to reserves in conjunction with our adoption of fresh-start accounting.

     The liabilities established for our equity-indexed annuity products (including the value of options attributable to policyholders for the estimated life of the annuity contract and accounted for as embedded derivatives) were established pursuant to different accounting rules than other interest-sensitive products. At the Effective Date, the present value of estimated future benefits for our equity-indexed products exceeded the value of the Predecessor's liabilities by $.1 billion, resulting in a fresh-start adjustment.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

7.   INCOME TAXES

     The components of the Company's income tax assets and liabilities were as follows (dollars in millions):

                                                                                                        Successor
                                                                                                  ---------------------
                                                                                                  2004             2003
                                                                                                  ----             ----
Deferred income tax assets:
    Net operating loss carryforwards.........................................................   $  47.1          $  69.6
    Capital loss carryforwards...............................................................     322.5            359.9
    Investments (primarily actively managed fixed maturities)................................       -                6.1
    Insurance liabilities....................................................................     557.3            456.0
                                                                                                -------          -------

          Gross deferred tax assets..........................................................     926.9            891.6
                                                                                                -------          -------

Deferred tax liabilities:
    Investments (primarily actively managed fixed maturities)................................     (32.4)             -
    Value of policies in force and cost of policies produced.................................    (242.0)          (191.6)
    Unrealized depreciation..................................................................     (55.9)           (44.7)
    Other....................................................................................    (102.5)           (79.0)
                                                                                                -------          -------

         Gross deferred tax liabilities......................................................    (432.8)          (315.3)
                                                                                                -------          -------

         Net deferred tax assets before valuation allowance..................................     494.1            576.3

    Valuation allowance......................................................................    (369.6)          (576.3)
                                                                                                -------          -------

         Net deferred tax assets.............................................................     124.5              -

Current income tax assets....................................................................      27.6             25.6
                                                                                                -------          -------

         Net income tax assets...............................................................   $ 152.1          $  25.6
                                                                                                =======          =======

     The components of income tax expense (benefit) were as follows (dollars in millions):

                                                                       Successor                  Predecessor
                                                            ----------------------------   ---------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                            December 31,    December 31,    August 31,    December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
Current tax benefit.......................................     $(31.5)         $(69.0)        $(28.1)         $(18.6)
Deferred tax provision....................................       73.4            84.0            -               -
Valuation allowance.......................................        -               -              -              49.8
                                                               ------          ------         ------          ------

       Income tax expense (benefit).......................     $ 41.9          $ 15.0         $(28.1)         $ 31.2
                                                               ======          ======         ======          ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the statement of operations is as follows:

                                                                      Successor                    Predecessor
                                                            ----------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                            December 31,    December 31,    August 31,      December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
U.S. statutory corporate rate.........................          35.0%            35.0%         (35.0)%         (35.0)%
State taxes...........................................            .4               .7             .1             (.6)
Nontaxable investment income..........................          (1.6)            (2.5)           (.4)           (1.2)
Income tax credits....................................           -                (.5)           (.2)            (.6)
Valuation allowance...................................           -                -            (10.8)           39.0
Loss on impairment of affiliated investment...........           -                -              -               4.9
Reorganization items..................................           -                -             43.8             -
Other nondeductible expenses..........................          (6.1)             2.9            -               -
Provision for tax issues and other....................           (.1)              .1            (.2)             .8
                                                                ----             ----          -----           -----

     Effective tax rate...............................          27.6%            35.7%          (2.7)%           7.3%
                                                                ====             ====          =====           =====

     In 2004, the Internal Revenue Service ("IRS") completed its examination of the Company for tax years ending December 31, 1999 through December 31, 2001, and there were no significant adjustments. Conseco and its affiliates are currently under examination by the IRS for tax years ending December 31, 2002 through December 31, 2003. The outcome of this examination is not expected to result in material adverse deficiencies, but may result in utilization or adjustment of the income tax loss carryforwards reported below.

     At December 31, 2004, the Company had net operating loss carryforwards of $134.5 million available for use on future tax returns. These carryforwards will expire as follows: $29.2 million in 2016; $46.3 million in 2017; $38.3 million in 2018; and $20.7 million in 2019. All but $20.7 million of these carryforwards are subject to the Section 382 limitation discussed below.

     In addition, at December 31, 2004, the Company had capital loss carryforwards of $921.5 million available for use on future tax returns. These carryforwards will expire as follows: $2.7 million in 2005; $5.5 million in 2006; $358.4 million in 2007; $526.5 million in 2008; and $28.4 million in 2009.
All but $28.4 million of these carryforwards are subject to the Section 382 limitation discussed below.

     The timing and manner in which we will utilize the net operating loss carryforwards and capital loss carryforwards in any year or in total may be limited by various provisions of the Internal Revenue Code (the "Code") (and interpretations thereof) and our ability to generate sufficient future taxable income in the relevant carryforward period.

     The timing and manner in which the Company will be able to utilize some or all of its net operating loss carryforwards and capital loss carryforwards may be limited by Section 382 of the Code. Section 382 imposes limitations on a corporation's ability to use its net operating loss carryforwards when the company undergoes an ownership change. Because the Company's ultimate parent company underwent an ownership change pursuant to its reorganization, we have determined that this limitation applies to the Company. Any losses that are subject to the Section 382 limitation will only be utilized by the Company on a consolidated basis with the Company's ultimate parent up to approximately $140 million per year with any unused amounts carried forward to the following year.

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "Policyholders Surplus Account". Pursuant to the American Jobs Creation Act of 2004 (the "2004 Act"), the Company may reduce the Policyholders Surplus Account in 2005 and 2006 without incurring any tax liability. The aggregate balance in this account at December 31, 2004 was $106.9 million, which prior to the 2004 Act, would have resulted in federal

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

income taxes payable of $37.4 million if such amounts had been distributed or deemed distributed from the Policyholders Surplus Account. No provision for taxes has ever been made for this item since the Company had no intention of distributing such amounts. The Company expects to utilize this provision, thereby eliminating or substantially reducing this potential tax liability.

     The reduction of any portion of our deferred income tax valuation allowance (including the net operating loss carryforwards) existing as of August 31, 2003, must be accounted for as a reduction of goodwill when utilized pursuant to SOP 90-7. If all goodwill is eliminated, any additional reduction of the valuation allowance existing at August 31, 2003 must be accounted for as a reduction of other intangible assets until exhausted and thereafter as an addition to paid-in capital. The reduction in the valuation allowance in 2004 of $206.7 million was accounted for as follows: (i) goodwill was reduced by $106.8 million; (ii) other intangible assets were reduced by $9.6 million; and (iii) additional paid-in capital was increased by $90.3 million. Goodwill was reduced by $128.7 million during the four months ended December 31, 2003, due to a reduction in the valuation allowance for net deferred income tax assets established at the Effective Date.

     In reducing our tax valuation allowance, we evaluated the likelihood that we would have sufficient taxable income to offset the available deferred tax assets. This assessment required significant judgment. Over the past three years, the Company sustained a cumulative total net loss primarily due to the losses incurred by the Company's Predecessor in 2002. Based upon our estimates of future income (based on projections completed in early 2005), we believe that we will more likely than not recover $124.5 million of our deferred tax assets through reductions of our tax liabilities in future periods. However, recovery is dependent on achieving our projections of future taxable income, and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance would result in additional income tax expense and reduce shareholders' equity, and such an increase could have a significant impact upon our earnings in the future. We intend to maintain a sufficient valuation allowance against our deferred tax assets until objective evidence exists to further reduce or eliminate it.

8.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the financial condition, operating results or cash flows of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

     In the cases described below, we have disclosed any specific dollar amounts sought in the complaints. In our experience, such monetary demands bear little relation to the ultimate loss, if any, to the Company. However, for the reasons stated above, it is not possible to make meaningful estimates of the amount or range of loss that could result from some of these matters at this time. The Company reviews these matters on an ongoing basis and follows the provisions of Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     Certain affiliates of the Company, including principally Conseco Life, have been named in numerous purported class action and individual lawsuits alleging, among other things, breach of contract, fraud and misrepresentation with regard to a change made in 2003 and 2004 in the way cost of insurance charges are calculated for life insurance policies sold primarily under the names "Lifestyle" and "Lifetime". Approximately 86,500 of these policies were subject to the change, which resulted in increased monthly charges to the policyholders' accounts. Many of the purported class action lawsuits were filed in Federal courts across the United States. On or about June 23, 2004, the Judicial Panel on Multidistrict Litigation

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

consolidated these lawsuits into the action now referred to as In Re Conseco Life Insurance Co. Cost of Insurance Litigation, Cause No. MDL 1610 (Central District, California). On or about September 23, 2004, plaintiffs in the multi-district action filed an amended consolidated complaint and, at that time, added Conseco, Inc. as a defendant. The amended complaint alleges, among other things, that the change enabled Conseco, Inc. to add $360 million to its balance sheet. The amended complaint seeks unspecified compensatory, punitive and exemplary damages as well as an injunction that would require the Company to reinstate the prior method of calculating cost of insurance charges and refund any increased charges that resulted from the change. On April 26, 2005, the Judge in the multi-district action certified a nationwide class on the claims for breach of contract and injunctive relief. On April 27, 2005, the Judge certified a statewide California class for injunctive and restitutionary relief pursuant to California Business and Professions Code Section 17200 and breach of the duty of good faith and fair dealing, but denied certification on the claims for fraud and intentional misrepresentation and fraudulent concealment. Trial is currently set to begin on or about May 9, 2006. Other cases now pending include purported nationwide class actions in Indiana and California state courts. Those cases filed in Indiana state courts have been consolidated into the case now referred to as Alene P. Mangelson, et al. v. Conseco Life Insurance Company, Cause No. 29D01-0403-PL-211 (Superior Court, Hamilton County, Indiana). Four putative nationwide and/or statewide class-action lawsuits filed in California state courts have been consolidated and are being coordinated in the Superior Court of San Francisco County under the new caption Cost of Insurance Cases, Judicial Council Coordination Proceeding No. 4384 (Judicial Council of California). On January 25, 2005 an Amended Complaint making similar allegations was filed in the case captioned William Schwartz v. Jeffrey Landerman, Diann P. Urbanek, Metro Insurance, Inc., Samuels Jacky Insurance Agency, Conseco Life Insurance Company, Successor to Philadelphia Life Insurance Company, Case No. GD 00-011432 (Court of Common Pleas, Allegheny County, Pennsylvania). Additionally, Schwartz filed a purported nationwide class action captioned William Schwartz and Rebecca R. Frankel, Trustee of the Robert M. Frankel Irrevocable Insurance Trust v. Conseco Life Ins. Co. et al., Case No. GD 05-3742 (Court of Common Pleas, Allegheny County, Pennsylvania). On May 16, 2005 an individual lawsuit was filed in Illinois captioned Sidney Bark, Shirley Bark, Marla Bark Dembitz, Caryn Bark and Toni Bark v. Conseco Life Insurance Company, Massachusetts General Life Insurance Company, Brown, Brown and Gomberg, LTD; and Gerald R. Gomberg, Case No. 2005L005353 (Circuit Court of Cook County, Illinois, County Department, Law Division), which has been removed to the United States District Court for the Northern District of Illinois. On May 24, 2005 a lawsuit was filed in Illinois captioned William J. Harte, individually and on behalf of all others similarly situated v. Conseco Life Insurance Company, Case No. 05CH08925 (Circuit Court of Cook County, Illinois, Chancery Division), which has been removed to the United States District Court for the Northern District of Illinois. On May 25, 2005 an individual lawsuit was filed in California captioned Leslie C. Garland, M.D., and the Leslie C. Garland Irrevocable Trust
v. Conseco Life Insurance Company, successor to Massachusetts General Life Insurance Company and DOES 1 through 50 inclusive, Case No. BC330898 (Superior Court, County of Los Angeles, California), which has been removed to the United States District Court for the Central District of California and consolidated and coordinated with MDL 1610. However, the ultimate outcome of the lawsuits cannot be predicted with certainty and an adverse decision could have a material impact on the Company's consolidated financial condition, cash flows or results of operations.

     On July 9, 1999 a complaint was filed in the Supreme Court of the State of New York, County of New York, PRG Planning & Development, LLC v. LateNite Magic, Inc., Daurio & Russo & Sons Construction Co., Inc., Specialized Audio Visual, Inc., Farmore Realty, Inc. f/k/a Sweetheart Theatres, Inc., The City of New York and the State of New York Cause No: 114077/99. The complaint seeks damages in the amount of $3.9 million with interest thereon from January 20, 1998. This is a lien foreclosure suit that is the result of an April 1996 lease agreement entered into by LateNite Magic and Farmore Realty, Inc. to develop a theme restaurant based on the magic of David Copperfield. A former affiliate of the Company and Conseco Annuity Assurance Company (now known as Conseco Insurance Company) purchased preferred stock of LateNite and acquired the right to an assignment of the April 1996 lease. An amended complaint was filed on December 2, 1999 naming the former affiliate and Conseco Annuity Assurance Company as co-defendants. The trial in this case commenced on March 10, 2005 and concluded on May 20, 2005. The post trial briefs have been submitted and a decision could come at any time. We believe that we have established adequate reserves in the event we are found liable under this lawsuit. The ultimate outcome of the lawsuit cannot be predicted with certainty.

     On February 7, 2003, Conseco Life was named in a purported Texas statewide class action seeking unspecified damages in the County Court of Cameron County, Texas, Lawrence Onderdonk and Yolanda Carrizales v. Conseco Life Insurance Company, and Pete Ramirez, III Cause No. 2003-CCL-102-C. On February 12, 2004, the complaint was amended to allege a purported nationwide class and to name the Company's affiliate, Conseco Services, LLC, as an additional

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

defendant. On March 5, 2004, the complaint was amended a second time naming additional plaintiffs. The purported class consists of all former Massachusetts General Flexible Premium Adjustable Life Insurance Policy policyholders who were converted to Conseco Life Flexible Premium Adjustable Life Insurance Policies and whose accumulated values in the Massachusetts General policies were applied to first year premiums on the Conseco Life policies. The complaint alleged, among other things, civil conspiracy to convert the accumulated cash values of the plaintiffs and the class, and the violation of insurance laws nationwide. The parties have reached a settlement agreement on a class wide basis which requires a payment which had been accrued at December 31, 2004. On October 14, 2004, the judge signed an order preliminarily approving the settlement. The hearing for final approval was held January 31, 2005 and the final order approving class settlement became effective March 31, 2005.

     On December 10, 2004, an arbitration award was issued by the American Arbitration Association finding for American Worldwide Insurance, Inc. ("AWI") and Todd Green ("Green"), individually, and against Conseco Life. The arbitrated dispute arises from a marketing agreement initially entered into in 1994. AWI and Green alleged breach of contract and bad faith and sought $4.3 million actual damages and unspecified punitive damages. The award resulted in total actual damages of $2.1 million, as well as future payments of $.9 million due on September 9, 2005, $.8 million due on September 9, 2006, and $.6 million due on September 9, 2007. The panel also found that AWI and Green failed to prove that either Conseco Life or Conseco Marketing, LLC acted in bad faith and refused an award of punitive damages. We have filed an application in Federal court in the case captioned, Conseco Life Insurance Company and Conseco Marketing, LLC v. American Worldwide Insurance, Inc. and Todd Green, Cause No. 1:04-CV-2035-DFH-TAB (Southern District, Indiana) requesting, among other things, to vacate the arbitration award because it is contrary to applicable law and order a new arbitration proceeding. AWI and Green have filed a motion in opposition and a motion to confirm the arbitration award. On August 4, 2005, our application to vacate the arbitration award was denied and judgment was entered consistent with the award as set forth above. The matter has been settled and adequate reserves have been established with respect to the judgment.

     On June 27, 2001, two suits against Conseco Life, both purported nationwide class actions seeking unspecified compensatory and punitive damages, were consolidated in the U.S. District Court, Middle District of Florida, In Re PLI Sales Litigation, Cause No. 01-MDL-1404. The complaint alleges, among other things, fraudulent sales and a "vanishing premium" scheme. Conseco Life filed a motion for summary judgment against both named plaintiffs, which motion was granted in June 2002. Plaintiffs appealed to the 11th Circuit Court of Appeals. The 11th Circuit, in July 2003, affirmed in part and reversed in part, allowing two fraud counts with respect to one plaintiff to survive. The plaintiffs' request for a rehearing with respect to this decision has been denied. Conseco Life filed a summary judgment motion with respect to the remaining claims. This summary judgment was denied in February 2004. On April 23, 2004, a similar case was filed. Harold R. Arthur, individually and as Trustee of the Harold A. Arthur Revocable Living Trust, on behalf of himself and all others similarly situated
v. Conseco Life Insurance Company, Case No. 6:04-CV-587-ORL-31KRS (U.S. District Court, Middle District of Florida). The case was consolidated with the PLI Sales Practices Litigation in May 2004. The plaintiff's motion for class certification was denied. Conseco Life's motion for summary judgment on Plaintiff Arthur's claim was denied. Trial of the claim of co-plaintiff Siegel is scheduled for the period beginning September 6, 2005. We have settled this matter with respect to Arthur's claim. We believe that we have established adequate reserves in the event we are found liable under this lawsuit. The ultimate outcome of this lawsuit cannot be predicted with certainty.

     On September 27, 2004, Conseco Life was named in a purported nationwide class action seeking unspecified compensatory damages in the District Court of Clark County, Nevada, Emma Gilbertson individually and on behalf of others similarly situated v. Conseco Life Insurance Company f/k/a Philadelphia Life Insurance Company, Cause No. A492738, alleging breach of contract pertaining to notice of premium increases. In April 2005, after Conseco Life filed a motion for summary judgment, the plaintiff's voluntarily dismissed this matter with prejudice.

     On December 1, 2000, the Company's former subsidiary, Manhattan National Life Insurance Company, was named in a purported nationwide class action seeking unspecified damages in the First Judicial District Court of Santa Fe, New Mexico, Robert Atencio and Theresa Atencio, for themselves and all other similarly situated v. Manhattan National Life Insurance Company, an Ohio corporation, Cause No. D-0101-CV-2000-2817, alleging among other things fraud by non-disclosure of additional charges for those policyholders paying via premium modes other than annual. We retained liability for this litigation in connection with the sale of Manhattan National Life in June 2002. We believe this lawsuit is without merit and intend to defend it vigorously. Given the uncertainties regarding the outcome of these proceedings, we are unable to estimate

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

the possible range of loss that may result from this pending litigation.

     On December 19, 2001, three of the Company's subsidiaries were named in a purported nationwide class action seeking unspecified damages in the District Court of Adams County, Colorado, Jose Medina and others similarly situated v. Conseco Annuity Assurance Company, Conseco Life Insurance Company, Bankers National Life Insurance Company and Bankers Life and Casualty Company, Cause No. 01-CV-2465, alleging among other things breach of contract regarding alleged non-disclosure of additional charges for those policyholders paying via premium modes other than annual. On November 10, 2003, the court denied the plaintiff's motion for class certification. On January 26, 2004, the plaintiff appealed the trial court's ruling denying class certification. Oral argument was heard on July 26, 2005, and we are waiting for the appellate court's decision. All further proceedings have been stayed pending the outcome of the appeal. The defendants believe this lawsuit is without merit and intend to defend it vigorously. Given the uncertainties regarding the outcome of these proceedings, we are unable to estimate the possible range of loss that may result from this pending litigation.

     On October 8, 2003, a complaint was filed in the United States District Court for South Carolina, Greenville Division, Consolidated Insured Benefits, Inc. and Ronald F. English v. Conseco Medical Insurance Company, Cause No. 6:03-3211-20. Plaintiffs are a former Conseco Medical Insurance Company ("CMIC") field marketing organization and its president and chief executive officer, and they allege in the complaint that they were damaged by CMIC's exit from the individual medical insurance market claiming damages in an unnamed amount for fraud, negligent misrepresentation and breach of fiduciary duty. CMIC has filed a motion for summary judgment. We believe the action is without merit, and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     In addition, the Company and its subsidiaries are involved on an ongoing basis in other arbitrations and lawsuits, including purported class actions, related to their operations. The ultimate outcome of all of these other legal matters pending against the Company or its subsidiaries cannot be predicted, and, although such lawsuits are not expected individually to have a material adverse effect on the Company, such lawsuits could have, in the aggregate, a material adverse effect on the Company's consolidated financial condition, cash flows or results of operations.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2004, included: (i) accruals of $10.1 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2004; and (ii) receivables of $6.0 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2003, such guaranty fund assessment related accruals were $11.0 million and such receivables were $2.6 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense (benefit) for such assessments of $(3.8) million in 2004; $.4 million in the four months ended December 31, 2003; $2.6 million in the eight months ended August 31, 2003; and $(.6) million in 2002.

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. The Company subleases an office building to an unaffiliated company. The building is leased from a joint venture partnership in which the Company has a one-third interest. Total rental expense was $8.7 million in 2004; $3.1 million in the four months ended December 31, 2003; $6.7 million in the eight months ended August 31, 2003; and $10.7 million in 2002. Future required minimum rental payments as of December 31, 2004, were as follows (dollars in millions):

              2005........................................................      $ 3.6
              2006........................................................        3.6
              2007........................................................        3.7
              2008........................................................        3.8
              2009........................................................        3.9
              Thereafter..................................................       13.5
                                                                                -----

                                              Total.......................      $32.1
                                                                                =====

9.   OTHER DISCLOSURES

     Postretirement Plan

     For our postretirement plan, in periods subsequent to the Effective Date, it is our policy to immediately recognize changes in the actuarial benefit obligation resulting from either actual experience being different than expected or changes in actuarial assumptions. This differs from the method used by our Predecessor, whereby such gains (losses) were recognized over the expected service lives of the participants.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The Company provides certain health care and life insurance benefits for eligible retired employees under a funded plan. An actuarial measurement date of September 30 is used for our postretirement benefit plan. The costs incurred for this plan were reduced by $7.9 million in 2004 related to the recognition of changes in the actuarial benefit obligation resulting either from actual experience being different than expected or changes in actuarial assumptions. Amounts related to the postretirement benefit plan were as follows (dollars in millions):

                                                                                          Successor
                                                                                 --------------------------
                                                                                 2004                  2003
                                                                                 ----                  ----
Benefit obligation, beginning of year.....................................       $18.1                $ 19.8
    Interest cost.........................................................         1.0                   1.1
    Actuarial gain........................................................        (7.9)                 (1.0)
    Benefits paid.........................................................        (1.8)                 (1.8)
                                                                                 -----                ------

Benefit obligation, end of year...........................................       $ 9.4                $ 18.1
                                                                                 =====                ======

Fair value of plan assets, beginning of year..............................       $ -                  $  1.1
    Employer contributions................................................         -                     1.6
    Benefits paid.........................................................         -                    (2.7)
                                                                                 -----                ------

Fair value of plan assets, end of year....................................       $ -                  $  -
                                                                                 =====                ======

Funded status - accrued benefit cost......................................       $(9.4)               $(18.1)
                                                                                 =====                ======

     We used the following weighted average assumptions to calculate:

                                                                      2004                  2003
                                                                      ----                  ----
Benefit obligations:
    Discount rate..............................................         5.75%                6.3%

Net periodic cost:
    Discount rate..............................................         6.3%                 6.5%
    Expected return on plan assets.............................         N/A                  4.6%

     The following assumed health care cost trend rates were used to determine our postretirement benefit obligation:

                                                                      2004                  2003
                                                                      ----                  ----
Initial healthcare cost trend rate..............................     10.0%                 10.0%
Ultimate health care cost trend rate............................      6.0%                  6.0%
Year the rate reaches the ultimate trend rate...................     2015                  2014

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     A one percentage point change in the assumed health care cost trend rate would have the following effects as of December 31, 2004 (dollars in millions):

                                                                           One Percentage Point
                                                                    ------------------------------
                                                                    Increase              Decrease
                                                                    --------              --------
Effect on the postretirement benefit obligation.................     $.8                  $(.7)
Effect on the net periodic post retirement benefit cost.......        .1                   (.1)

     Components of the cost we recognized related to our postretirement plan were as follows (dollars in millions):

                                                                      Successor                    Predecessor
                                                             ---------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                             December 31,    December 31,    August 31,      December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
Cost of postretirement benefits:
    Interest cost.......................................        $ 1.0          $ .4           $ .7              $1.3
    Expected return of plan assets......................          -               -              -               (.1)
    Recognized net actuarial gain.......................         (7.9)          (.3)           (.5)              (.5)
                                                                -----          ----           ----              ----

       Net periodic cost (benefit)......................        $(6.9)         $ .1           $ .2              $ .7
                                                                =====          ====           ====              ====

     The Company does not expect to make any contributions to our postretirement benefit plan in 2005. The benefits expected to be paid pursuant to our postretirement benefit plan as of December 31, 2004 were as follows (dollars in millions):

       2005...........................................            $.7
       2006...........................................             .7
       2007...........................................             .8
       2008...........................................             .8
       2009...........................................             .8
       2010 - 2014....................................            4.1

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $178.4 million in 2004; $61.7 million in the four months ended December 31, 2003; $121.7 million in the eight months ended August 31, 2003; and $207.6 million in 2002.

     At December 31, 2002, the Company held preferred stock of CIHC of $92.8 million. The value of such preferred stock was the value reflected in the Debtor's Disclosure Statement as it was filed with the Bankruptcy Court. During 2002, the Company recognized a $59.6 million other-than-temporary impairment on this investment. Under a Stock Exchange Agreement dated September 11, 2003, the Company exchanged its preferred stock of CIHC for an equal value, including accrued paid-in-kind dividends of preferred stock of CDOC, Inc. ("CDOC"), the Company's indirect parent and a wholly owned subsidiary of Conseco. In June 2004, CDOC executed a partial redemption of the preferred stock at par value plus accrued dividends resulting in a gain of $25.9 million for the Company. In November 2004, the Company paid a dividend of $17.1 million to its parent in the form of certain shares of CDOC preferred stock. At December 31, 2004 and 2003, the Company held preferred stock of CDOC of $57.8 million and $167.6 million, respectively. In addition, at both December 31, 2004 and 2003, the Company held preferred stock of another affiliate of $1.7 million.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     During the eight months ended August 31, 2003, the Company received capital contributions from its parent totaling $28.6 million, which was paid in cash. During 2002, the Company received capital contributions from its parent totaling $336.2 million consisting of: (i) the forgiveness of a surplus debenture and accrued interest totaling $271.2 million; and (ii) $65.0 million in cash.

     At December 31, 2003, the Company had a $50.0 million surplus debenture payable to its parent. The note bore interest at 10 percent and was payable quarterly. Effective March 31, 2004, the surplus debenture was contributed by the Company's parent to the Company and was cancelled. Interest expense on the surplus debenture totaled $1.7 million in the four months ended December 31, 2003; $3.4 million in the eight months ended August 31, 2003; and $5.1 million in 2002.

     On December 31, 2001, the Company had a surplus debenture payable to its parent with an outstanding balance of $254.2 million. Principal payments were due to commence in 2004; however, as discussed above, the surplus debenture was forgiven by the parent in 2002. Interest expense on the surplus debenture was $17.0 million in 2002.

     During 2004, the Company paid cash dividends to its parent totaling $90.0 million. During the four months ended December 31, 2003, the Company paid dividends to its parent totaling $70.0 million. Such dividends consisted of: (i) cash dividends of $52.3 million; and (ii) the transfer of actively managed fixed maturities with a carrying value of $17.7 million.

     During 2002, the Company declared dividends totaling $158.0 million, of which $113.0 million was paid in cash in 2002 and $45.0 million was paid in cash in 2003.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

10.  OTHER OPERATING STATEMENT DATA

     Insurance policy income consisted of the following (dollars in millions):

                                                                      Successor                     Predecessor
                                                             ---------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                             December 31,    December 31,    August 31,     December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
Premiums collected:
   Direct premiums collected..............................   $1,039.1          $339.8          $830.9        $1,653.3
   Reinsurance assumed....................................      159.2            63.6           124.7           142.1
   Reinsurance ceded......................................     (117.8)          (42.8)          (88.7)         (160.7)
                                                             --------          ------          ------        --------

       Premiums collected, net of reinsurance.............    1,080.5           360.6           866.9         1,634.7

   Change in unearned premiums............................       (1.1)            (.2)           (2.2)            1.0
   Less premiums on universal life and products
     without mortality and morbidity risk which
     are recorded as additions to insurance liabilities ..      662.8           211.9           528.5           983.5
                                                             --------          ------          ------        --------
       Premiums on traditional products with
         mortality or morbidity risk......................      416.6           148.5           336.2           652.2
Fees and surrender charges on interest-sensitive
   products...............................................      334.8           115.9           302.2           520.0
                                                             --------          ------          ------        --------

       Insurance policy income............................   $  751.4          $264.4          $638.4        $1,172.2
                                                             ========          ======          ======        ========

     The four states with the largest shares of 2004 collected premiums were California (14 percent), Florida (9 percent), Texas (8 percent) and Pennsylvania (6 percent). No other state accounted for more than 5 percent of total collected premiums.

     Changes in the value of policies inforce at the Effective Date were as follows (dollars in millions):

                                                                                             Successor
                                                                                 -------------------------------
                                                                                     Year            Four months
                                                                                     ended              ended
                                                                                 December 31,       December 31,
                                                                                     2004               2003
                                                                                     ----               ----
Balance, beginning of period............................................           $ 988.7           $1,072.7
    Additional acquisition expense......................................               3.4                2.3
    Amortization........................................................            (127.8)             (52.9)
    Balance sheet reclassifications.....................................              30.8                -
    Amounts related to fair value adjustment
       of actively managed fixed maturities.............................             (18.1)             (33.4)
                                                                                   -------           --------

Balance, end of period..................................................           $ 877.0           $  988.7
                                                                                   =======           ========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in the cost of policies purchased were as follows (dollars in millions):

                                                                                                 Predecessor
                                                                                      --------------------------------
                                                                                      Eight months           Year
                                                                                          ended              ended
                                                                                       August 31,         December 31,
                                                                                          2003               2002
                                                                                          ----               ----
Balance, beginning of the period...................................................       $ 555.1          $ 753.7
    Additional acquisition expense on acquired policies............................           1.6              2.1
    Amortization...................................................................         (24.3)          (126.6)
    Amounts related to fair value adjustment of actively managed fixed maturities..           4.5            (54.1)
    Reinsurance transactions.......................................................          50.0              6.7
    Amount related to sale of affiliate............................................           -              (26.7)
    Other .........................................................................          (6.8)             -
    Elimination of Predecessor balance.............................................        (580.1)             -
                                                                                          -------          -------

Balance, end of period.............................................................       $   -            $ 555.1
                                                                                          =======          =======

     The discount rates used to determine the amortization of the cost of policies purchased averaged 6 percent in both the eight months ended August 31, 2003 and in 2002.

     Changes in the cost of policies produced were as follows (dollars in millions):

                                                                       Successor                   Predecessor
                                                             ---------------------------   -----------------------------
                                                                Year         Four months   Eight months       Year
                                                                ended           ended          ended          ended
                                                             December 31,    December 31,    August 31,     December 31,
                                                                2004            2003           2003           2002
                                                                ----            ----           ----           ----
Balance, beginning of period..............................      $11.1         $   -          $ 737.5        $1,046.0
   Additions..............................................       24.4          12.0             39.2           128.6
   Amortization...........................................       (1.2)          (.9)          (117.2)         (380.6)
   Amounts related to fair value adjustment of actively
     managed fixed maturities.............................        -              -                .6           (39.8)
   Amount related to sale of affiliate....................        -              -               -             (16.7)
   Elimination of Predecessor balance.....................        -              -            (660.1)            -
                                                                -----         -----          -------        --------

Balance, end of period....................................      $34.3         $11.1          $   -          $  737.5
                                                                =====         =====          =======        ========


11.  STATEMENT OF CASH FLOWS

     Income taxes received totaled $27.1 million in 2004; $94.7 million in the four months ended December 31, 2003; $22.3 million in the eight months ended August 31, 2003; and $22.6 million in 2002.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

12.  STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies (dollars in millions):

                                                                                     2004            2003
                                                                                     ----            ----
   Statutory capital and surplus..................................................  $776.0          $753.0
   Asset valuation reserve........................................................    59.5            19.6
   Interest maintenance reserve...................................................    92.4            71.4
                                                                                    ------          ------

       Total......................................................................  $927.9          $844.0
                                                                                    ======          ======

     Our combined statutory net income (loss) was $141.4 million; $192.2 million and $(241.2) million in 2004, 2003 and 2002, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. During 2004 and 2003, the Company declared cash and non-cash dividends to its parent totaling $126.0 million and $70.0 million, respectively.

     The National Association of Insurance Commissioners' Risk-Based Capital ("RBC") for Life and/or Health Insurers Model Act (the "Model Act") provides a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The Model Act provides four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position; (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC (the "Regulatory Action Level"), the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC (the "Mandatory Control Level"), the regulatory authority must place the company under its control. In addition, the Model Act provides for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

     The 2004 statutory annual statements filed with the state insurance regulators of each of our insurance subsidiaries reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.